Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 2001
           Series 2000-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %               8.545181
                                                      -----------------------
     Weighted average maturity                                        352.31
                                                      -----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
           Principal Per   Prepayments Per  Interest Per
    Class   Certificate      Certificate     Certificate   Payout Rate
    -----   -----------      -----------     -----------   -----------
     PO   $    0.92703322  $    0.05972667  $ 0.00000000   %0.00000000
     A1   $   34.88954402  $   34.17250473  $ 5.90709416   %7.74999999
     A2   $    0.00000000  $    0.00000000  $ 6.58427313   %7.74999966
     A3   $    0.00000000  $    0.00000000  $ 6.45833320   %7.74999984
     S    $    0.00000000  $    0.00000000  $ 0.47711110   %0.61569560
     M    $    0.62810114  $    0.00000000  $ 6.44636018   %7.74999943
     B1   $    0.62810061  $    0.00000000  $ 6.44636107   %7.75000048
     B2   $    0.62809947  $    0.00000000  $ 6.44635879   %7.74999778
     B3   $    0.62810286  $    0.00000000  $ 6.44636571   %7.75000604
     B4   $    0.62809587  $    0.00000000  $ 6.44636485   %7.75000505
     B5   $    0.62809948  $    0.00000000  $ 6.44636126   %7.75000074
     R    $    0.00000000  $    0.00000000  $ 0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                          Accrual Amount
     Class
     A2                $      103,795.14

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       53,082.42
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  226,755,724.40
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 663
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            1,003,007.14  $    1,002,047.15  $           967.65  GEC0011PO
A1   $          180,871,412.33  $  173,972,005.00  $           879.76  36157NLU6
A2   $           16,071,506.25  $   16,175,301.39  $         1,026.08  36157NLV4
A3   $           25,000,000.00  $   25,000,000.00  $         1,000.00  36157NLW2
S    $          211,416,095.33  $  204,633,787.11  $           900.07  GEC00011S
M    $            4,993,725.27  $    4,990,582.88  $           997.52  36157NLY8
B1   $            2,123,056.90  $    2,121,720.93  $           997.52  36157NLZ5
B2   $            1,123,912.58  $    1,123,205.34  $           997.52  36157NMA9
B3   $              873,377.90  $      872,828.31  $           997.52  36157NMG6
B4   $              749,607.77  $      749,136.07  $           997.52  36157NMH4
B5   $              749,365.09  $      748,893.54  $           997.52  36157NMJ0
R    $                    0.00  $            0.00  $             0.00  36157NLX0

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             7        Principal Balance    $    2,200,684.40
                                --------                           -------------
        2.   60-89 days
             Number             2        Principal Balance    $      708,029.96
                                --------                           -------------
        3.   90 days or more
             Number             1        Principal Balance    $      360,810.73
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    2,501,825.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      103,637.75
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,600,000.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------